SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                    FORM 8-K


                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                                June 15, 2000


                    KANSAS CITY SOUTHERN INDUSTRIES, INC.
                    -------------------------------------
             (Exact name of company as specified in its charter)


       DELAWARE                  1-4717                   44-0663509
---------------------         -------------           ---------------------
(State or other jurisdiction  (Commission file           (IRS Employer
   of incorporation)             number)              Identification Number)


              114 West 11th Street, Kansas City, Missouri 64105
              -------------------------------------------------
             (Address of principal executive offices) (Zip Code)


              Company's telephone number, including area code:
                                (816) 983 - 1303


                                 Not Applicable
        (Former name or former address if changed since last report)









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Item 5.     Other Events

On June 15, 2000, Kansas City Southern Industries, Inc. ("KCSI" or "Company") announced that its Board of Directors approved the Company's distribution of its financial services subsidiary, Stilwell Financial Inc., to its common stockholders.

Also on June 15, 2000, KCSI announced that the Securities and Exchange Commission has declared effective the Form 10 Registration Statement for the spin-off of the Company's financial services business, Stilwell Financial Inc. This action permits the spin-off to proceed as planned.




Item 7.     Financial Statements and Exhibits

(c)         Exhibits

            Exhibit No.                         Document
            (99)                                Additional Exhibits

            99.1                                Press Release issued by
                                                Kansas City Southern
                                                Industries, Inc. dated June
                                                15, 2000 entitled, "Kansas
                                                City Southern Industries
                                                Board Approves Spin-Off Of
                                                Its Financial Services
                                                Business", is attached
                                                hereto as Exhibit 99.1


            99.2                                Press Release issued by
                                                Kansas City Southern
                                                Industries, Inc. dated June
                                                15, 2000 entitled, "SEC
                                                Declares Stilwell Financial
                                                Inc. Form 10 Registration
                                                Statement Effective", is
                                                attached hereto as Exhibit
                                                99.2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Kansas City Southern
Industries, Inc.


Date: June 19, 2000                     By: /s/  Joseph D. Monello
                                           -----------------------
                                                Joseph D. Monello
                                   Vice President and Chief Financial Officer
                                            (Principal Financial Officer)